UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 21, 2017, Newfield Exploration Company (“Newfield”) issued a press release that announced its fourth quarter and full-year 2016 financial results and provided an update on operations. A copy of that press release is furnished herewith as Exhibit 99.1.

Also on February 21, 2017, Newfield issued a separate press release that provided its 2017 capital investment and growth outlook. A copy of that press release is furnished herewith as Exhibit 99.2.

The information in Item 2.02 of this Current Report, including the exhibits attached hereto as Exhibit 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 7.01  Regulation FD Disclosure

On February 21, 2017, Newfield posted its @NFX publication, which provided a year end 2016 update and outlook on the Company’s operational highlights and complete hedging positions. A copy of the publication is furnished herewith as Exhibit 99.3.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Fourth Quarter and Full-Year 2016 Financial Results and Update on Operations issued by Newfield on February 21, 2017
	99.2	2017 Capital Investment Plan and Growth Outlook issued by Newfield on February 21, 2017
	99.3	@ NFX Publication posted by Newfield on February 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 21, 2017	By:	/s/ Timothy D. Yang
Timothy D. Yang
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Fourth Quarter and Full-Year 2016 Financial Results and Update on Operations issued by Newfield on February 21, 2017

99.2	2017 Capital Investment Plan and Growth Outlook issued by Newfield on February 21, 2017

99.3	@ NFX Publication posted by Newfield on February 21, 2017